                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected consolidated financial data" and "Experts" and to the use of our report dated January 23, 2000 in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-91665) and related Prospectus of Sequenom, Inc.

                                          /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP

San Diego, California

January 23, 2000